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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 18, 2002
                                                         -----------------

                             DATA TRANSLATION, INC.
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             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-21367                                          04-3332230
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(Commission File Number)                    (I.R.S. Employer Identification No.)

100 Locke Drive, Marlborough, MA                                       01752
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (508-481-3700)
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

        On July 2, 2002, Data Translation, Inc. (the "Company") received notice from the NASDAQ Stock Market, Inc. ("NASDAQ") that for the last 30 consecutive trading days, the price of the Company's common stock, par value $0.01, had closed below the minimum $1.00 per share requirement for continued inclusion in the NASDAQ SmallCap Market. NASDAQ has provided the Company with 180 calendar days, until December 30, 2002, to regain compliance with this requirement by achieving a closing bid price of at least $1.00 for a minimum of ten consecutive trading days. To date, the Company has not complied with this requirement. If the Company is unable to demonstrate compliance with the requirement on or before December 30, 2002, NASDAQ will provide the Company with written notification that its common stock will be delisted from the NASDAQ SmallCap Market, which may be appealed by the Company at that time. Management and the Company's Board of Directors are evaluating various alternatives to address this issue.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DATA TRANSLATION, INC.,
Dated: December 18, 2002


                                               By:  /s/ Michael A. DiPoto
                                                  ------------------------------
                                                   Michael A. DiPoto,
                                                    Chief Financial Officer